                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549





                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 11, 2003
                                        -----------------


                     CAPITAL ONE MULTI-ASSET EXECUTION TRUST

                             CAPITAL ONE FUNDING LLC

             (Exact name of registrant as specified in its charter)



         Virginia                              333-75276                54-2058720
-----------------------------             ------------------         ----------------
(State or other jurisdiction of           (Registration               (IRS Employer
       incorporation)                      Statement Number)         Identification No.)



140 East Shore Drive, Room 1048, Glen Allen, VA                            23059
-----------------------------------------------                        -------------
  (Address of principal executive offices)                               (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable


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